Exhibit 99.1

	COMMON STOCK	COMMON STOCK
PAR VALUE $.01
CERTIFICATE		SHARES
NUMBER
HIBBETT SPORTS, INC.
INCORPORATED UNDER THE LAWS OF DELAWARE
CUSIP 428567 10 1
SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $01 PAR VALUE, OF

HIBBETT SPORTS, INC. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, under surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and amendments thereto, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

By
		HIBBETT SPORTS, INC.		DATED
CORPORATE
	CEO Chairman	SEAL		COUNTERSIGNED AND REGISTERED:
		DELAWARE		COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT AND REGISTRAR,

	Secretary		By:
AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

HIBBETT SPORTS, INC.

The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT
TEN ENT -	as tenants by the entireties		(Cust)	(Minor)
JT TEN -	as joint tenants with right of survivorship		under Uniform Gifts to Minors Act
	and not as tenants in common		(State)
		UNIF TRF MIN ACT	Custodian
			(Cust)	(Minor)
Under Uniform Transfer to Minors Act
(State)
Additional Abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

For value received, _________________________________________ hereby sell, assign and transfer unto ___________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, an do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:	20
Signature:
Signature:

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION

(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH

MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,

PURSUANT TO S.E.C. RULE 17Ad-15).

End of Exhibit 99.1